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                           UNISOURCE WORLDWIDE, INC.

                          SUPPLEMENTAL RETIREMENT PLAN
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                      TABLE OF CONTENTS

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Article                                                      Page
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I.     Purpose..............................................  1

II.    Definitions..........................................  1

III.   Supplemental Benefit Amount..........................  3

IV.    Vesting..............................................  4

V.     Forfeiture...........................................  4

VI.    Facility of Payment..................................  5

VII.   Withholding..........................................  5

VIII.  Source of Funds......................................  5

IX.    Nonalienation of Benefits............................  5

X.     Adverse Determinations...............................  6

XI.    Amendment and Termination............................  7

XII.   No Contract of Employment............................  7

XIII.  Applicable Law.......................................  7

XIV.   Successors...........................................  7
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                           UNISOURCE WORLDWIDE, INC.

                         SUPPLEMENTAL RETIREMENT PLAN

I.   Purpose.
     -------

This plan is adopted effective as of January 1, 1997, for the purpose of providing retirement benefits which would otherwise be reduced by reason of the restrictive provisions of law applicable to the Unisource Worldwide, Inc. Participating Companies Pension Plan. This plan is to be unfunded and is maintained for a select group of highly compensated employees.

II.  Definitions.
     -----------

     2.01    "Administrator" means the administrator of the Master Plan.
              -------------

     2.02    "Alco Supplemental Plan" means the Alco Standard Corporation
              ----------------------
 Supplemental Retirement Plan.

     2.03    "Annual Benefit Limit" means the limitations described in sections
              --------------------
 415(b) and 415(e) of the Code.

     2.04    "Beneficiary" means the Participant's beneficiary under the Master
              -----------
 Plan, except to the extent that the Beneficiary is receiving a benefit under the Master Plan pursuant to a qualified domestic relations order as defined in section 414(p) of the Code.

     2.05    "Code" means the Internal Revenue Code of 1986, as it may be
              ----
amended from time to time.

     2.06    "Committee" means the pension committee of the Master Plan.
              ---------

     2.07    "Company" means Unisource and its Subsidiaries.
              -------

     2.08    "Compensation" means a Participant's "Compensation," as that term
              ------------
 is defined in the Master Plan; provided, however, that Compensation under the Plan shall be limited to $500,000 per calendar year.

     2.09    "Deferred Compensation Plan" means the Unisource Worldwide, Inc.
              --------------------------
 1997 Deferred Compensation Plan, the Alco Standard Corporation Deferred Compensation Plan, the Alco Standard Corporation 1985 Deferred Compensation Plan, the Alco Standard Corporation 1991 Deferred Compensation Plan, the Alco Standard Corporation 1994 Deferred Compensation Plan, the Alco Standard 1996 Deferred Compensation Plan, the Unisource the Unijax Sloan, Inc. Deferred Compensation Plan for Select Executive Group, the Unijax Sloan, Inc. Deferred Compensation Plan for Senior Executive Group, the Unijax Sloan, Inc. Deferred Compensation Plan for Sales Force, and any other plan or contract designated by the Committee which involves the Participant and a Company.

     2.10  "Master Plan" means the Unisource Worldwide, Inc. Participating
            -----------
 Companies Pension Plan, as amended from time to time.

     2.11  "Participant" means
            -----------

           (a) An employee of a Company on or after January 1, 1997, excluding any employee whose principal employment responsibility is sales, who is a Master Plan Participant and:

                 (i)    whose benefits under the Master Plan are limited under
           section 415 of the Code;

                 (ii) whose Compensation for Master Plan purposes is limited under section 401(a)(17) of the Code; or

                 (iii) whose Compensation for Master Plan purposes is reduced in connection with a Deferred Compensation Plan.

           (b)   Any other employee of the Company as determined by Unisource.

           (c) An employee described in paragraph (a) or (b) above shall not be a Participant unless such employee is a member of a select group of management or highly compensated employees as determined by the Company in a manner consistent with the exemption set forth in section 401(a)(3) of ERISA.

     2.12  "Plan" means the Unisource Worldwide, Inc. Supplemental Retirement
            ----
Plan, effective January 1, 1997, as it may be amended from time to time.

     2.13  "Retirement Date" means a Participant's "Early Retirement Date" or
            ---------------
"Normal Retirement Date" as those terms are defined in the Master Plan, or such earlier date as is determined by the Board of Directors of Unisource at its discretion.

     2.14  "Subsidiary" means any Unisource subsidiary which would qualify as an
            ----------
includible corporation within the meaning of section 1563(a) of the Code.

     2.15  "Total and Permanent Disability" means "Total Disability" as that
            ------------------------------
term is defined in the Master Plan.

     2.16  "Unisource" means Unisource Worldwide, Inc.
            ---------

III. Supplemental Benefit Amount.
     ---------------------------

     3.01  Eligibility.  Subject to Articles IV and V below, Unisource will
           -----------
supplement the annual pension under the Master Plan of a Participant who attains his Retirement Date or suffers a Total and Permanent Disability while employed by the Company. Unisource

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

will also supplement a pre-retirement death benefit payable under the Master Plan on behalf of a Participant who dies with a vested interest in the Master Plan while employed by the Company.

     3.02 Amount.  The amount of the supplement for a Participant described in
          ------
Section 2.11(a) shall be (a) the difference, if any, between the pension or pre-retirement death benefit paid under the Master Plan and the pension or pre-retirement death benefit which would have been payable under the Master Plan if
(i) the provisions of the Master Plan were administered without regard to the Annual Benefit Limit, (ii) the Participant's Compensation had not been limited for purposes of the Master Plan under section 401(a)(17) of the Code, or (iii) the Participant's Compensation for purposes of the Master Plan had not been reduced in connection with a Deferred Compensation Plan, or (b) such other amount as determined by Unisource. Notwithstanding the foregoing, the amount of the supplement for a Participant described in Section 2.11(b) shall be the amount as determined by Unisource.

     3.03 Form of Benefits.  Subject to Section 3.04 below, supplemental pension
          ----------------
or pre-retirement death benefits will be paid in the same form as the payment of pension and pre-retirement death benefits under the Master Plan. Notwithstanding the foregoing, the Committee reserves the right to convert any supplemental pension or pre-retirement death benefits into an actuarially equivalent form of payment as determined by the Committee with the advice of the actuary for the Master Plan.

     3.04 Commencement of Benefits.  A Participant or Beneficiary shall begin to
          ------------------------
receive supplemental pension or pre-retirement death benefits, as the case may be, as of the same time that benefits begin to be paid under the Master Plan, or such other time as determined by Unisource. Actual benefit payments shall be made at the same time as the Master Plan payments are made.


     3.05 Approval of Committee.  Notwithstanding the provisions of
          ---------------------
Sections 3.03 and 3.04 above, an election made by a Participant or Beneficiary under the Master Plan with respect to the form of benefit payment under the Master Plan, or the date for commencement of payment thereof, shall not be effective with respect to the form of payment or date for commencement of payment of benefits hereunder unless such election is expressly approved in writing by the Committee with respect to benefits under this Plan. If the Committee shall disapprove such election in writing, then the form of payment or date for commencement of payment shall be selected by the Committee in its sole discretion.

     3.06 Method of Calculation.  All calculations of benefits under this Plan
          ---------------------
shall be in accordance with the methods and assumptions utilized by the Master Plan.

     3.07 Qualified Domestic Relations Order.  In the event a Participant's
          ----------------------------------
pension or
pre-retirement death benefit under the Master Plan is subject to a qualified domestic relations order as defined in section 414(p) of the Code, the supplemental pension or pre-retirement death benefit provided by this Plan shall be calculated and paid as if no qualified domestic relations order was in existence.

      3.08  Coordination with Alco Supplemental Plan.  All benefits that
            ----------------------------------------
Participants in this Plan accrued before January 1, 1997 under the Alco Supplemental Plan shall be provided to such Participants under the terms of this Plan, and the provisions of this Article III shall include such benefits. There shall be no duplications of benefits under this Plan and the Alco Supplemental Plan. If for any reason benefits are paid to a Participant under the Alco Supplemental Plan with respect to benefits accrued before January 1, 1997, any benefits payable under this Plan shall be reduced by the amount paid to the Participant under the Alco Supplemental Plan.

IV.   Vesting.
      -------

A Participant shall have a right to a benefit under this Plan only if and to the extent that (a) the Participant has a vested right to a benefit under the Master Plan and (b) the Participant has met the other requirements set forth in this Plan pertaining to the right to receive a Plan benefit.

V.    Forfeiture.
      ----------

A Participant and his Beneficiary shall not be entitled to receive any benefits under this Plan if the Participant engages in any conduct which, in the reasonable opinion of the Board of Directors of Unisource, is detrimental to the best interests of a Company. Such conduct shall include accepting employment with a competitor of a Company within a period of time following termination of employment and in a geographic area that the Unisource board of directors deems reasonable.

VI.   Facility of Payment.
      -------------------

In the event that the Administrator finds that any Participant or Beneficiary to whom a benefit is payable hereunder is unable to care for his or her affairs because of physical, mental, or legal incompetence, any payment due hereunder may (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative), in the discretion of the Administrator, be paid to the person or institution deemed by the Administrator to be maintaining or responsible for the maintenance of such Participant or Beneficiary; any such payment shall be deemed a payment for the account of the Participant or Beneficiary and shall constitute a complete discharge of any liability therefor under the Plan.

VII.  Withholding.
      -----------

Unisource shall withhold from payments made under the Plan any federal, state or local

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taxes required to be withheld from a Participant's wages.

VIII.    Source of Funds.
         ---------------

This Plan shall be unfunded, and payment of benefits hereunder shall be made from the general assets of Unisource. Any asset which may be set aside, earmarked or identified as being intended for the provision of benefits hereunder shall remain an asset of Unisource and shall be subject to the claims of its general creditors. Each Participant shall be a general creditor of Unisource to the extent of the value of his or her benefit accrued hereunder, but the Participant shall have no right, title, or interest in any specific asset that Unisource may set aside or designate as intended to be applied to the payment of benefits under this Plan. Unisource's obligations under the Plan shall represent an unfunded and unsecured promise of Unisource to pay money in the future.

IX. Nonalienation of Benefits.
    -------------------------

Except as hereinafter provided with respect to marital disputes, neither benefits or rights of a Participant or any Beneficiary shall be subject to the claim of any creditor. In particular, to the fullest extent permitted by law, all of such benefits and rights shall be free from attachment, garnishment or any other legal or equitable process available to any creditor of the Participant or the Beneficiary. Neither the Participant nor the Beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber, or assign any of the benefits or payments which he or she may expect to receive, contingently or otherwise, under this Plan, except the right to designate a Beneficiary. In cases of marital dispute, Unisource will observe the terms of the Plan unless and until ordered to do otherwise by a state or federal court, whether such order effects a judgment of such court or is issued to enforce a judgment or order of another court.

X.  Adverse Determinations.
    ----------------------

    10.01     Claim for Benefits.  If at any time the Administrator makes a
              ------------------
determination adverse to a Participant or any other claimant with respect to a written claim for benefits or participation under the Plan, the Administrator shall notify the claimant in writing of such determination setting forth:

              (a)  the specific reason therefor;

              (b) the reference to the specific provision or provisions of the Plan on which such determination is based;

              (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

              (d) an explanation of the rights and procedures set forth in
Section 10.02.


                                       5
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     The Administrator's decision shall be forwarded to the claimant within 90 days of the Administrator's receipt of the claim; provided, however, that in special circumstances the Administrator may extend the response period for up to an additional 90 days, provided that the Administrator so notifies the claimant in writing and specifies the reason or reasons for such extensions.

     10.02     Review of Claim.  A Participant or any other claimant who
               ---------------
receives notice of an adverse determination by the Administrator with respect to his claim may himself or through his duly authorized representative:

               (a) request in writing within 60 days of receipt of such notice a review of the Administrator's determination by the Committee;

               (b) review pertinent documents; and

               (c) submit issues and comments with respect to the controversy in writing to the Committee.



     The Committee shall render a decision within 60 days of receipt of a request for review, which decision shall be in writing and shall set forth the specific reasons for the decision reached and the specific provisions of the Plan on which the decision is based. The Committee may extend the 60 day response period in special circumstances for up to an additional 60 days. Written notice of the extension shall be sent to the claimant prior to the commencement of the extension. A copy of such decision shall be delivered to the Participant and maintained in the records of the Committee.

XI.      Amendment and Termination.
         -------------------------

Unisource's Board of Directors reserves the right to amend this Plan at any time and from time to time in any fashion, and to terminate it at will. No amendment or termination of the Plan shall decrease or restrict any vested benefit which a Participant (or Beneficiary) has accrued under the Plan, as of the date of termination or amendment of the Plan based on the Participant's accrued benefit under the Master Plan at such date, unless the Participant (or Beneficiary) would have been entitled to a smaller Plan benefit if the Plan had not been amended or terminated.

XII.     No Contract of Employment.
         -------------------------

Nothing contained herein shall be construed as conferring upon any person the right to be employed or continue in the employ of the Company.

XIII.    Applicable Law.
         --------------

The provisions of this Plan shall be construed and interpreted according to the laws of the Commonwealth of Pennsylvania to the extent not superseded by federal law.

XIV.     Successors.
         ----------

The provisions of this Plan shall bind and inure to the benefit of Unisource and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of Unisource, and successors of any such corporation or other business entity.






     IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing Plan, Unisource has caused the same to be executed by its duly authorized officers this _____ day of _______________,1996.


                              UNISOURCE WORLDWIDE, INC.



                              By:
                                 --------------------------

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